Virtus Newfleet Tax-Exempt Bond Fund

a series of Virtus Opportunities Trust

Supplement dated March 24, 2022 to the Summary Prospectus, the Virtus Opportunities Trust

Statutory Prospectus and the Statement of Additional Information (“SAI”),

each dated January 28, 2022, as supplemented

Important Notice to Investors

Newfleet Asset Management, LLC has announced that Timothy M. Heaney, CFA, portfolio manager for the Virtus Newfleet Tax-Exempt Bond Fund, will retire effective May 31, 2022 at which time the prospectuses and SAI will be amended by removing all references to Mr. Heaney.

Investors should retain this supplement with the
Prospectuses and SAI for future reference.

VOT 8020/NewfleetTEB PM Announcement (3/2022)